UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 4, 2014

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

(306) 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 8.01	Other Events

On March 4, 2014, Potash Corporation of Saskatchewan Inc. (“PotashCorp”) entered into a terms agreement (including the underwriting agreement attached thereto as Exhibit I, collectively, the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and UBS Securities LLC, acting as representatives of the several underwriters named therein, under which PotashCorp agreed to issue and sell to the several underwriters $750,000,000 aggregate principal amount of PotashCorp’s 3.625% Notes due March 15, 2024 (the “Notes”). The issuance of the Notes and payment therefor are scheduled to occur on March 7, 2014, subject to the satisfaction of customary closing conditions. The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1(a) and incorporated herein by reference.

The Notes will be issued under the Indenture, dated as of February 27, 2003, by and between PotashCorp and U.S. Bank National Association, as successor to The Bank of Nova Scotia Trust Company of New York, as trustee. The Indenture is filed as Exhibit 4(c) to PotashCorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and incorporated herein by reference. The terms of the Notes are set forth in the form of 3.625% Notes due March 15, 2024, attached hereto as Exhibit 4(a) and incorporated herein by reference.

In addition, in connection with the public offering of the notes, PotashCorp is filing the items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits in its Registration Statement on Form S-3 (File No. 333-189696). The items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into such Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

1(a)	Terms Agreement, dated March 4, 2014, among Potash Corporation of Saskatchewan Inc. and the underwriters named therein.

4(a)	Form of 3.625% Notes due March 15, 2024.

4(b)	Indenture, dated as of February 27, 2003, between Potash Corporation of Saskatchewan Inc. and U.S. Bank National Association, as successor to The Bank of Nova Scotia Trust Company of New York, incorporated by reference to exhibit 4(c) to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2002.

5(a)	Opinion of Stikeman Elliott LLP regarding the legality of certain securities.

5(b)	Opinion of Jones Day regarding the legality of certain securities.

8(a)	Opinion of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.

8(b)	Opinion of Jones Day regarding United States tax matters.

23(a)	Consent of Stikeman Elliott LLP (included in Exhibit 5(a) hereof).

23(b)	Consent of Jones Day (included in Exhibits 5(b) and 8(b) hereof).

23(c)	Consent of Davies Ward Phillips & Vineberg LLP (included in Exhibit 8(a) hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph Podwika
Name:	Joseph Podwika
Title:	Senior Vice President, General Counsel and Secretary

Dated: March 7, 2014

Index to Exhibits

Exhibit Number	Exhibit Description

1(a)	Terms Agreement, dated March 4, 2014, among Potash Corporation of Saskatchewan Inc. and the underwriters named therein.

4(a)	Form of 3.625% Notes due March 15, 2024.

4(b)	Indenture, dated as of February 27, 2003, between Potash Corporation of Saskatchewan Inc. and U.S. Bank National Association, as successor to The Bank of Nova Scotia Trust Company of New York, incorporated by reference to exhibit 4(c) to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2002.

5(a)	Opinion of Stikeman Elliott LLP regarding the legality of certain securities.

5(b)	Opinion of Jones Day regarding the legality of certain securities.

8(a)	Opinion of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.

8(b)	Opinion of Jones Day regarding United States tax matters.

23(a)	Consent of Stikeman Elliott LLP (included in Exhibit 5(a) hereof).

23(b)	Consent of Jones Day (included in Exhibits 5(b) and 8(b) hereof).

23(c)	Consent of Davies Ward Phillips & Vineberg LLP (included in Exhibit 8(a) hereof).